UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2023

THE SINGING MACHINE COMPANY, INC.

(Exact name of registrant as specified in charter)

Delaware	001-41405	95-3795478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 NW 5th Way, Suite 2900

Fort Lauderdale, FL 33309

(Address of principal executive offices) (Zip Code)

(954) 596-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MICS	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 19, 2023, The Singing Machine Company, Inc. (the “Company”) and its wholly-owned subsidiary, SMC Logistics, Inc. (“SMC”), entered into a Waiver and First Amendment (the “Revolving Loan Amendment) to that certain Credit and Security Agreement (the “Credit Agreement”) with Fifth Third Bank, National Association, (“Fifth Third”), dated as of October 14, 2022.

The Revolving Loan Amendment provides for, among other things, (i) a waiver of all known existing defaults under the Credit Agreement as of the date of the Revolving Loan Amendment, (ii) the modification of the fixed charge coverage ratio of 1.15 to 1.00 as of the calculation dates set forth in the Revolving Loan Amendment, (iii) provides for certain minimum Liquidity (defined as Excess Availability plus cash on hand) amounts as of the calculation dates as set forth in the Revolving Loan Amendment, and (iv) provides for certain minimum Operating Cash Flow (as defined in the Credit Agreement) amounts as of the calculation dates as set forth in the Revolving Loan Amendment.

In the event that the Company fails to comply with certain requirements as set forth in the Revolving Loan Amendment, the Company shall have the right to effect a “Cure Right” (as defined in the Revolving Loan Amendment) as set forth in the Revolving Loan Amendment.

In connection with the entry into the Revolving Loan Amendment, the Company agreed to pay to Fifth Third a waiver and amendment fee of $10,000 concurrently with the Company’s entry into the Revolving Loan Amendment.

The description of the Revolving Loan Amendment is qualified in its entirety by reference to the Revolving Loan Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Waiver and First Amendment to Credit and Security Agreement dated May 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2023

THE SINGING MACHINE COMPANY, INC.

By:	/s/ Gary Atkinson
Gary Atkinson
Chief Executive Officer